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                                                                    EXHIBIT 10.9

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 3, 2000, is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association ("B of A"), as one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent"), FLEET NATIONAL BANK, a national banking association formerly known as BankBoston, N.A., as one of the Banks and as co-agent for the Banks (in such capacity, a "Co-Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as one of the Banks, and as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS
                                    --------

     1. U.S. Bank National Association, as Agent and as a Bank, and Bank of America, N.A., as Co-Agent and as a Bank, and the Borrower entered into a Credit Agreement dated as of September 27, 1999, as amended by that First Amendment to Credit Agreement dated as of October 21, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, and as amended by that Second Amendment to Credit Agreement dated as of December 24, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank (the "Credit Agreement"); and

     2. The Borrower has requested that the Banks amend the Credit Agreement in certain respects.

     3. The parties desire to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendment. The Credit Agreement is hereby amended as follows:
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          2.1 Definitions

               2.1(a) The definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Fixed Charge Coverage Ratio": For any date of determination, the ratio of

                    (a) the sum of (i) Annualized EBITDA, plus (ii) the product of (A) Operating Lease Payments for the immediately preceding six-fiscal month period, times (B) two,

                    to

                    (b) the sum (without duplication) of (i) the product of (A)
               Interest Expense for the immediately preceding six-fiscal month period, times (B) two, plus (ii) all required principal payments with respect to Total Liabilities (including but not limited to all such payments with respect to Capitalized Lease Obligations of the Borrower and the Subsidiaries) for the immediately preceding twelve-fiscal month period, plus (iii) the product of
               (A) Operating Lease Payments for the immediately preceding six-fiscal month period, times (B) two, plus (iv) the product of
               (A) $50,000, and (B) the number of restaurants operating as of the date of determination, plus (v) the product of (A) income taxes of the Borrower and the Subsidiaries accrued for the immediately preceding six-fiscal month period, times (B) two, in each case determined on a consolidated basis in accordance with GAAP.

               2.1(b) The definition of "Revolving (B) Commitment Amount" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "March 26, 2000" therein and replacing it with "February 21, 2000", and by deleting the reference to "June 30, 2000" therein and replacing it with "March 15, 2000."

          2.2 Revolving (B) Commitment. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the reference to "June 30, 2000" in clause
     (ii) thereof and replacing it with "March 15, 2000".

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          2.3 Fixed Charge Coverage Ratio. Section 6.19 of the Credit Agreement
     is hereby amended to read in its entirety as follows:

          Section 6.19 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Coverage Ratio as of the last day of any quarter which ends during any period of measurement described below, to be less than the ratio set forth for such period:

                                                       Minimum Fixed
                  Measurement Period               Charge Coverage Ratio
                  ------------------               ---------------------
                  October 1, 1999 through
                      December 31, 1999                1.90 to 1.00

                  January 1, 2000 through
                      March 31, 2000                   1.75 to 1.00

                  Thereafter                           1.60 to 1.00


          2.4 Cash Flow Leverage Ratio. Section 6.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 6.20 Cash Flow Leverage Ratio. The Borrower will not permit the Cash Flow Leverage Ratio, as of the last day of any fiscal quarter which ends during any period of measurement described below, to be greater than the ratio set forth below for such period:

                                                   Maximum Cash Flow
                  Measurement Period                Leverage Ratio
                  ------------------               ------------------
                  October 1, 1999 through
                        March 31, 2000                 3.50 to 1.00

                  April 1, 2000 through
                        June 30, 2000                  3.00 to 1.00

                  Thereafter                           2.75 to 1.00

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     Section 3. Default and Waiver.

          3.1 Capital Expenditures. Under Section 6.10 of the Credit Agreement, the Borrower agreed that it would not, nor would it permit any Subsidiary to, make Capital Expenditures, on a consolidated basis, in fiscal year 1999, in an amount exceeding $31,000,000. The Borrower has advised the Agent that its Capital Expenditures for fiscal year 1999 totaled approximately $39,200,000. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement. The Borrower has requested that the Banks waive such Event of Default.

          3.2 Minimum Fixed Charge Coverage. Under Section 6.19 of the Credit Agreement, the Borrower agreed that it would not permit its Fixed Charge Covenant Ratio at December 31, 1999 to be less than 1.90:1.00. The Borrower has advised the Agent that as at December 31, 1999, the actual Fixed Charge Coverage Ratio was 1.31:1.00. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement. The Borrower has requested that the Banks waive such Event of Default.

          3.3 Waiver. Upon the date on which the amendments contained in this Amendment become effective, the Banks hereby waive the Borrower's Defaults and Events of Default described in Section 3.1 and 3.2 hereof. The Borrower agrees that the waivers set forth in this Section 3.3 shall be limited to the precise meaning of the words as written herein and shall not be deemed
     (a) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement or (b) to prejudice any right or remedy that the Agent or any Bank may now have or may in the future have under or in connection with the Credit Agreement with respect to other Defaults or Events of Default. The Borrower acknowledges and agrees that the waivers set forth in this Section 3.3 are provided by the Banks as a financial accommodation to the Borrower. Except as expressly set forth herein, the waivers described in this Section 3.3 shall not alter, affect, release or prejudice in any way any of the Borrower's obligations under the Credit Agreement. The waivers set forth herein shall not constitute a waiver by the Agent or any Bank of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future and the Borrower hereby expressly waives any claim to such effect.

     Section 4. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          4.1 This Amendment, duly executed by the Borrower.

          4.2 A certificate of the Secretary or Assistant Secretary of the Borrower (a) certifying as to a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, (b) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated September 27, 1999, and
     (c) certifying as to the name, title, and specimen signature of the officer or officers of the Borrower authorized to execute this Amendment, and any other instrument or agreement executed by the Borrower in connection with this Amendment.

          4.3 A certificate of the Chief Financial Officer of the Borrower which demonstrates to the Agent's satisfaction that the annualized EBITDA of the Borrower was equal to or greater than $5,500,000 as of February 21, 2000.

          4.4 A certificate of the Chief Financial Officer of the Borrower which evidences the Borrower's Borrowing Base as of February 21, 2000.

          4.5 Payment of all reasonable unpaid legal fees and other out-of-pocket expenses incurred by the Agent through the date of this Amendment in connection with this Amendment of which the Borrower has been notified as of the date of this Amendment.

          4.6 Payment to Agent of a $15,000 amendment fee.

     Section 5. Representations, Warranties, Authority, No Adverse Claim.

          5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

          5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the corporate power and authority to enter into this Amendment and has duly authorized the execution and delivery of this

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     Amendment and any other agreements and documents executed and delivered by the Borrower in connection herewith by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, none of this Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation or Bylaws or any requirement of law presently in effect and applicable to the Borrower, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and except where the contravention or default or the imposition of such Lien could not adversely affect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence. The Borrower represents and warrants that, except as set forth in Schedule 4.3 to the Credit Agreement, no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required on the part of the Borrower in connection with the execution and delivery by the Borrower of this Amendment or any other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and except where the failure to obtain such consent, approval or authorization or to make such registration or declaration could not adversely effect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence.

          5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that to the Borrower's knowledge no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Banks that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under that certain Security Agreement (Borrower), that certain Pledge Agreement, and that certain Collateral Assignment of Trademarks, all dated as of September 27, 1999, and made by the Borrower in favor of the Agent, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 7. Successors. This Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

     Section 8. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 9. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute such agreement by executing a counterpart of such agreement.

     Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

     Section 11. Capacity. All agreements and waivers of any of the Banks hereunder or under any previous amendments to the Credit Agreement shall be considered to have been made or given by such Bank in both its capacity as a Bank and its capacity as the Agent or a Co-Agent, as applicable.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                       BUCA, INC.


                                       By: /s/ Greg Gadel
                                           -------------------------------------

                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       Address:
                                       Attention:  Greg A. Gadel
                                       1300 Nicollet Avenue
                                       Suite 5003
                                       Minneapolis, MN  55403

                                       Telephone No.:  (612) 288-2382
                                       Telecopier No.:  (612)  827-6446


                                       S-1
                        Signature page to Third Amendment

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Agent and a Bank

                                       By: /s/ Joshua Pirozzolo
                                           -------------------------------------

                                       Title: Commercial Banking Officer
                                              ----------------------------------
                                       Address:
                                       Attention: Joshua R. Pirozzolo  MPFP0602
                                       601 Second Avenue South
                                       Minneapolis, MN 55402-4302

                                       Telephone No.: (612) 973-0520
                                       Telecopier No.:  (612) 973-0823


                                       S-2
                        Signature page to Third Amendment

                                       BANK OF AMERICA, N.A., as Co-Agent and
                                       a Bank

                                       By: /s/ William Richards
                                           -------------------------------------

                                       Title: Vice President
                                              ----------------------------------

                                       Address:
                                       Attention:  William S. Richards, Jr.
                                       IL1-231-06-13
                                       231 South LaSalle Street
                                       Chicago, IL 60697

                                       Telephone No.:  (312) 828-2731
                                       Telecopier No.:  (312) 828-1974


                                       S-3
                        Signature page to Third Amendment

                                       FLEET NATIONAL BANK, as Co-Agent and
                                       a Bank

                                       By: /s/ Christopher Holtz
                                           -------------------------------------

                                       Title:  Division Executive
                                              ----------------------------------

                                       Address:
                                       Attention: Christopher M. Holtz
                                       MAD 10009 E
                                       100 Federal Street
                                       Boston, MA 02110

                                       Telephone No.:  (617) 434-7690
                                       Telecopier No.:  (617) 434-0630


                                       S-4
                        Signature page to Third Amendment